January 13, 2022

VIA EDGAR

Ms. Lisa Larkin

U.S. Securities and Exchange Commission

Division of Investment Management

100 F Street, N.E.

Washington, D.C. 20549

Re:	Bluestone Community Development Fund

Consent Solicitation Statement on Schedule 14A

File Nos. 333-190432; 811-22875

Dear Ms. Larkin:

This correspondence is both a transmittal letter and a response letter and is being filed with the Bluestone Community Development Fund’s (the “Fund”) Definitive Consent Solicitation Statement on Schedule 14A. The purpose of this letter is to respond to oral comments received from you on December 23, 2021, regarding the Preliminary Consent Solicitation Statement on Schedule 14A (the “Consent Solicitation Statement”) filed by the Fund on December 22, 2021. The Fund is filing its Definitive Consent Solicitation Statement on Schedule 14A with the revisions discussed herein in response to your comments.

Your comments on the Consent Solicitation Statement have been reproduced with responses following each comment. Capitalized terms used in this response letter but not defined herein shall have the same meaning as in the Consent Solicitation Statement.

1.	Comment: The Staff notes that the Consent Solicitation Statement did not include any markings to indicate that it was a preliminary filing. For future filings, please include such preliminary markings where required.

Response: The Fund responds by supplementally noting that it does not believe that Schedule 14A requires inclusion of particular language to identify a filing as preliminary beyond identifying a filing as preliminary on the Schedule 14A cover page, which identification was made with the Consent Solicitation Statement. However, the Fund undertakes to include appropriate language identifying future filings as preliminary where required by the applicable schedule, rule or regulation under which a filing is made.

2.	Comment: In the answer to the question “What will happen if shareholders do not approve the Proposals?” in the “Questions and Answers” section, consider adding additional disclosure regarding: (i) what would constitute a plurality in the context of Mr. Junquera being the only candidate put forth for election as a Trustee; and (ii) the permissibility of Mr. Junquera continuing to serve as an unelected Independent Trustee under the Investment Company Act of 1940, as amended (the “1940 Act”).

Ms. Lisa Larkin U.S.

Securities and Exchange Commission

January 13, 2022

Response: The Fund responds by revising the second paragraph under “What will happen if shareholders do not approve the Proposals?” as follows:

“Approval of Proposal 2 requires a plurality of votes cast on the matter in favor of the Proposal. As Mr. Junquera is the only candidate for election as a Trustee, he will receive a plurality of the votes cast if there are any votes cast in favor of his election as a Trustee provided that the consents of Fund shareholders representing at least one-third of the outstanding shares of the Fund have been submitted. If Mr. Junquera does not receive a plurality of votes cast on Proposal 2, he will continue to serve as an unelected Independent Trustee of the Fund. Service as an unelected member of the Board is permitted by Section 16 of the 1940 Act which permits existing trustees of a fund to fill any vacancies on such board if immediately after filling such vacancy at least two-thirds of the trustees holding office have been elected by shareholders. Mr. Junquera was appointed to the Board in 2020 by the three other Trustees of the Fund, each of whom had previously been elected by Fund shareholders.”

The Fund also responds by revision, the second paragraph into the section titled “Other Information – Required Vote in the Consent Solicitation Statement to read as follows:

“Proposal 2 requires a plurality of the voting securities of the Fund. This means, for election of a Trustee, that a nominee for election receiving more votes than any other nominee for election will be elected as a Trustee. As Mr. Junquera is the only candidate for election as a Trustee, he will receive a plurality of the votes cast if there are any votes cast in favor of his election as Trustee provided that the consents of Fund shareholders representing at least one-third of the outstanding shares of the Fund have been submitted.”

3.	Comment: Under the section titled “Other Information – Required Vote” on page 11 of the Consent Solicitation Statement, please add language regarding the impact of broker non-votes on the Required Vote.

Response: The Fund responds by adding the following language after the second paragraph in this section:

“A “broker non-vote” occurs when shareholders are asked to consider both “routine” and “non-routine” proposals. In such a case, if a broker-dealer votes on the “routine” proposal, but does not vote on the “non-routine” proposal because (a) the shares entitled to cast the vote are held by the broker-dealer in “street name” for the beneficial owner, (b) the broker-dealer lacks discretionary authority to vote the shares, and (c) the broker-dealer has not received voting instructions from the beneficial owner, a broker non-vote is said to occur with respect to the “non-routine” proposal. Although Proposal 1 is a “non-routine” proposal and Proposal 2 is a “routine” proposal, the Fund does not anticipate any broker non-votes in connection with the Consent Solicitation Statement because, as of the Record Date, all of the Fund’s outstanding shares were held directly with the Fund through the Fund’s transfer agent.”

Ms. Lisa Larkin

U.S. Securities and Exchange Commission

January 13, 2022

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If you have any questions regarding these responses, please contact the undersigned at 414-287-9386.

Very truly yours,

Godfrey & Kahn, S.C.

/s/ Thomas A. Bausch

Thomas A. Bausch